SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): November 5, 2003

                                 EDO Corporation
             (Exact name of Registrant as specified in its charter)

        New York                        3812                    11-0707740
     -------------           --------------------------     ----------------
     (State or Other        (Primary Standard Industrial    (I.R.S. Employer
     Jurisdiction of        Classification Code Number)    Identification No.)
    Incorporation or
     Organization)


                               60 East 42nd Street
                               New York, NY 10165
                                  212.716.2000
------------------------------------------------------------------------------
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

                                 Not applicable
            ---------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         99.1 Earnings Release, dated November 5, 2003, announcing financial results for the quarter ended September 27, 2003.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            On November 5, 2003, EDO Corporation issued an earnings release announcing its financial results for the quarter ended September 27, 2003. A copy of this earnings release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 12.


                                    SIGNATURE

            Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 5, 2003


                                   EDO CORPORATION



                                   By:      /s/ Frederic B. Bassett
                                   ---------------------------------------
                                    Name:    Frederic B. Bassett
                                    Title:   Vice President-Finance, Treasurer
                                             and Chief Financial Officer